UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39958	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. 1st Street 3rd Floor Phoenix, Arizona	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRIN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2022, Trinity Capital Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Company submitted two matters to the vote of its stockholders, each of which is described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2022. As of the close of business on April 11, 2022, the record date for the Annual Meeting, there were 30,737,682 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

The Company’s stockholders re-elected three directors to the Board of Directors, two of which (being Steven L. Brown and Irma Lockridge) to serve until the 2025 Annual Meeting of Stockholders and one of which (being Richard P. Hamada) to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Name	For	Against	Abstain	Broker Non-Votes
Steven L. Brown	13,608,615	2,958,394	36,044	–
Irma Lockridge	14,436,354	1,844,483	322,216	–
Richard P. Hamada	15,490,005	1,077,893	35,155	–

Proposal 2: Issuance of Shares Below Net Asset Value

The Company’s stockholders approved a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value per share. The following vote was taken in connection with this proposal:

	For	Against	Abstain	Broker Non-Votes
All Stockholders	13,113,743	2,653,456	835,854	–
Stockholders Without Affiliates	10,984,224	2,653,456	835,854	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trinity Capital Inc.

June 13, 2022	By:	/s/ Steven L. Brown
		Name:	Steven L. Brown
		Title:	Chief Executive Officer